Exhibit 99.1

Worksport Believes Market Valuation Does Not Fully Reflect Business Fundamentals; Targets Cash Flow Positivity and Meaningful Growth in 2025

West Seneca, New York, March 18, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today shares proactive business commentary and outlines key catalyst events projected for 2025.

Corporate Valuation and Growth Outlook

●	Stock Valuation: Worksport Ltd. holds more than 170 registered and pending patents and trademarks, maintains $6 million cash on hand (as of March 3, 2025), and carries minimal debt (Debt-to-Asset Ratio of 0.32 as of December 31, 2024). The Company’s advanced U.S. manufacturing facility is designed to accommodate annual revenue streams of $100 million to $300 million, and total factory assets exceed current market capitalization. Management expects to approach cash flow positivity this year and believes the market has yet to fully recognize Worksport’s fundamental value. Worksport projects that 2025 revenues will be higher than the Company’s present valuation.

●	Accelerating Revenue: The Company’s revenues rose from $1.5 million in 2023 to $8.5 million in 2024, surpassing $1 million per month by the close of 2024. Worksport is focused on further acceleration, targeting $1 million per week within the next 12 to 24 months. Early indicators include a 30% expansion in Worksport’s dealer network in the first two months of 2025.

●	Margin Improvements and Investor Visibility: In tandem with rapid revenue growth, Worksport continues to see improvements in gross margins. Management anticipates further margin gains in the latter half of 2025, when the Company is targeting cash flow positivity. Investors can expect forthcoming announcements regarding significant new contracts, strategic partnerships, and developments in e-commerce. The Company’s full fourth quarter results and Annual Report on Form 10-K will be released on March 27, 2025 (Q4 2024 Earnings Call, sign up [here]).

COR & SOLIS Releases

●	SOLIS Solar Tonneau Cover Launch: Worksport remains on schedule to introduce its “SOLIS” Solar Tonneau Cover in 2025. Designed for both electric and traditional pickup trucks—the highest-selling vehicle segment—the SOLIS targets a tonneau cover market currently valued at $4 billion and projected to continue its healthy growth. SOLIS is in its final commercialization stages and currently in production at Worksport’s NY Factory.

●	COR Portable Energy System: The Company will also launch “COR”, a modular, portable energy system engineered for standalone use or seamless integration with SOLIS. COR delivers comprehensive off-grid power solutions suitable for diverse applications and lifestyles, capitalizing on a rapidly expanding portable energy market. Set to be produced in partnership with a reputable manufacturer, COR is slated for certification in Q2 2025.

●	Strong Revenue Impact: Management expects SOLIS and COR to contribute substantially to Worksport’s revenue as early as the third and fourth quarters of 2025. These new offerings, in combination with the Company’s existing tonneau cover business, are projected to support continued revenue gains and profitability into 2026 and beyond.

AetherLux– Heat Pump Breakthrough

●	Worksport’s subsidiary, Terravis Energy, has unveiled AetherLux, a revolutionary HVAC technology. The AetherLux system is the world’s first heat pump that eliminates defrost cycles, even in extreme temperatures—solving the industry’s biggest limitation and significantly improving efficiency. Following its global debut, AetherLux’s ZeroFrost™ technology has attracted strong interest from leading global corporations, recognizing its disruptive potential. Active discussions are underway with major industry players to explore its future applications. Worksport views this innovation as a valuable intellectual property asset and is committed to leveraging it to drive long-term shareholder value.

Closing Statement To Shareholders:

Worksport’s leadership believes the Company is uniquely positioned for continued significant growth, driven by the upcoming market launch of the SOLIS and COR product lines, ongoing expansion of its dealer network, and a commitment to operational excellence. Supported by a broad patent portfolio, accelerating revenue, improving margins, and a strong financial footing, Worksport’s management is confident that the current market valuation does not fully reflect the Company’s intrinsic value. Worksport remains focused on delivering meaningful long-term returns and looks forward to reporting further progress and milestones over the course of a transformative 2025.

Learn more about Worksport, here: https://investors.worksport.com.

Stay tuned for more information and join our mailing list to stay up to date with the latest. Join Worksport’s Newsletter

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

WKSP Investor Relations

Worksport Ltd.

Phone: 888-554-8789 x 128

Email: investors@worksport.com

Website: investors.worksport.com